EXHIBIT 99.7

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned with respect to the common stock, par value $0.01 par value per share, of Broad Street Realty, Inc., and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning such person contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person knows or has reason to believe that such information is inaccurate.

Dated: February 4, 2025

CF FLYER MEZZ HOLDINGS LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FCOF V EXPANSION ULMA-C INVESTMENTS LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FCOF V EXPANSION CDFG MA-C INVESTMENTS LLC (UL SERIES)

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FORTRESS CREDIT OPPORTUNITIES FUND V EXPANSION (G) L.P.

By:	FCO Fund V GP LLC, its general partner

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FORTRESS CREDIT OPPORTUNITIES V ADVISORS LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FCO FUND V GP LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

HYBRID GP HOLDINGS (CAYMAN) LLC

By:	Hybrid GP Holdings LLC, its managing member

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

HYBRID GP HOLDINGS LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FIG LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FORTRESS OPERATING ENTITY I LP

By:	FIG Corp., its general partner

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FIG CORP.

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FINCO I INTERMEDIATE HOLDCO LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FINCO I LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FIG PARENT, LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FOUNDATION HOLDCO LP

By:	FIG Buyer GP, LLC, its general partner

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FIG BUYER GP, LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary